     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 18, 2000

                                                      REGISTRATION NO. 333-31092
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                               ------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               APACHE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                 NO. 41-0747868
      (STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NUMBER)

                       2000 POST OAK BOULEVARD, SUITE 100
                            HOUSTON, TEXAS 77056-4400
                                 (713) 296-6000
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                    APACHE CORPORATION DEFERRED DELIVERY PLAN

           NON-QUALIFIED RETIREMENT/SAVINGS PLAN OF APACHE CORPORATION

                            (FULL TITLES OF THE PLAN)

                                Z.S. KOBIASHVILI
                       VICE PRESIDENT AND GENERAL COUNSEL
                               APACHE CORPORATION
                       2000 POST OAK BOULEVARD, SUITE 100
                            HOUSTON, TEXAS 77056-4400
                                 (713) 296-6000
          (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

================================================================================

ITEM 8. EXHIBITS.

The following exhibits are filed herewith unless otherwise indicated:

    EXHIBIT
    NUMBER                  DESCRIPTION OF EXHIBIT
    ------                  ----------------------
      4.1 Restated Certificate of Incorporation of Apache Corporation (incorporated by reference to Exhibit 99.1 to Apache's Current Report on Form 8-K, dated December 17, 1999, Commission File No. 1-4300)

      4.2 Bylaws of Apache Corporation, as amended May 4, 2000 (incorporated by reference to Exhibit 3.1 to Apache's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, Commission File No. 1-4300)

      4.3 Form of Registrant's Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Apache's Annual Report on Form 10-K for the year ended December 31, 1995, Commission File No.
            1-4300)

      4.4 Rights Agreement, dated January 31, 1996, between Apache and Norwest Bank Minnesota, N.A., rights agent (incorporated by reference to Exhibit (a) to Apache's Registration Statement on Form 8-A, dated January 24, 1996, Commission File No. 1-4300)

     *4.5 Apache Corporation Deferred Delivery Plan, as amended July 20, 2000, and election forms

      4.6 Non-Qualified Retirement/Savings Plan of Apache Corporation, restated as of January 1, 1997, and amendments effective as of January 1, 1997, January 1, 1998 and January 1, 1999 (incorporated by reference to Exhibit 10.17 to Apache's Annual Report on Form 10-K for the year ended December 31, 1998, Commission File No. 1-4300)

    **4.7 Amendment to the Non-Qualified Retirement/Savings Plan of Apache Corporation dated February 22, 2000, effective as of January 1, 1999.

     *4.8 Amendment to the Non-Qualified Retirement/Savings Plan of Apache Corporation, dated July 27, 2000.

    **5.1 Opinion of legal counsel regarding legality of securities being registered

   **23.1   Consent of Arthur Andersen LLP

   **23.2   Consent of Ryder Scott Petroleum Engineers

   **23.3   Consent of Netherland, Sewell & Associates, Inc.

   **23.4   Consent of legal counsel included in Exhibit 5.1

   **24.1 Power of Attorney was included as part of the signature pages of the Registration Statement.
-------------------
*     Filed herewith
**    Previously filed

                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas.

                                       APACHE CORPORATION


Date:  August 18, 2000                 By: /s/ Raymond Plank*
                                           ------------------------------------
                                           Raymond Plank,
                                           Chairman and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons, in the capacities and on the dates indicated.


SIGNATURE                            TITLE
---------                            -----

/s/ Raymond Plank*                   Chairman and Chief
---------------------------          Executive Officer
Raymond Plank                        (Principal Executive Officer)



/s/ Roger B. Plank*                  Executive Vice President and
---------------------------          Chief Financial Officer
Roger B. Plank                       (Principal Financial Officer)


/s/ Thomas L. Mitchell*              Vice President and
---------------------------          Controller
Thomas L. Mitchell                   (Principal Accounting Officer)

SIGNATURE                           TITLE
---------                           -----

/s/ Frederick M. Bohen*             Director
---------------------------
Frederick M. Bohen


/s/ G. Steven Farris*               Director
---------------------------
G. Steven Farris


/s/ Randolph M. Ferlic*             Director
---------------------------
Randolph M. Ferlic


/s/ Eugene C. Fiedorek*             Director
---------------------------
Eugene C. Fiedorek


/s/ A. D. Frazier, Jr.*             Director
---------------------------
A. D. Frazier, Jr.


                                    Director
---------------------------
John A. Kocur


/s/ George D. Lawrence Jr.*         Director
---------------------------
George D. Lawrence Jr.


/s/ Mary Ralph Lowe*                Director
---------------------------
Mary Ralph Lowe


/s/ F. H. Merelli*                  Director
---------------------------
F. H. Merelli


/s/ Rodman D. Patton*               Director
---------------------------
Rodman D. Patton


/s/ Joseph A. Rice*                 Director
---------------------------
Joseph A. Rice


*By:  /s/ Z. S. Kobiashvili                                 August 18, 2000
      ---------------------------
      Z. S. Kobiashvili
      Attorney-in-Fact

INDEX TO EXHIBITS

     EXHIBIT
     NUMBER                   DESCRIPTION OF EXHIBIT
     ------                   ----------------------
      4.1 Restated Certificate of Incorporation of Apache Corporation (incorporated by reference to Exhibit 99.1 to Apache's Current Report on Form 8-K, dated December 17, 1999, Commission File No. 1-4300)

      4.2 Bylaws of Apache Corporation, as amended May 4, 2000 (incorporated by reference to Exhibit 3.1 to Apache's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, Commission File No. 1-4300)

      4.3 Form of Registrant's Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Apache's Annual Report on Form 10-K for the year ended December 31, 1995, Commission File No.
            1-4300)

      4.4 Rights Agreement, dated January 31, 1996, between Apache and Norwest Bank Minnesota, N.A., rights agent (incorporated by reference to Exhibit (a) to Apache's Registration Statement on Form 8-A, dated January 24, 1996, Commission File No. 1-4300)

     *4.5 Apache Corporation Deferred Delivery Plan, as amended July 20, 2000, and election forms

      4.6 Non-Qualified Retirement/Savings Plan of Apache Corporation, restated as of January 1, 1997, and amendments effective as of January 1, 1997, January 1, 1998 and January 1, 1999 (incorporated by reference to Exhibit 10.17 to Apache's Annual Report on Form 10-K for the year ended December 31, 1998, Commission File No. 1-4300)

    **4.7 Amendment to the Non-Qualified Retirement/Savings Plan of Apache Corporation dated February 22, 2000, effective as of January 1, 1999.

     *4.8 Amendment to the Non-Qualified Retirement/Savings Plan of Apache Corporation, dated July 27, 2000.

    **5.1 Opinion of legal counsel regarding legality of securities being registered

   **23.1   Consent of Arthur Andersen LLP

   **23.2   Consent of Ryder Scott Petroleum Engineers

   **23.3   Consent of Netherland, Sewell & Associates, Inc.

   **23.4   Consent of legal counsel included in Exhibit 5.1

   **24.1 Power of Attorney was included as part of the signature pages of the Registration Statement.
-------------------
*     Filed herewith
**    Previously filed